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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K/A of our report dated February 23, 1996 (except with respect to the matter discussed in Note 10, as to which the date is June 6, 1996) included in Big Flower Press Holdings, Inc.'s S-4 (Registration Statement 333-11225).



/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Grand Rapids, Michigan
October 22, 1996